Exhibit 10.38

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

This AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT is entered into as of the 26th day of January, 2010, between COMCAST CORPORATION, a Pennsylvania corporation (together with its subsidiaries, the “Company”), and ARTHUR R. BLOCK (“Employee”).

BACKGROUND

The Company and Employee entered into an Employment Agreement (the “Agreement”) as of December 16, 2009 (the “Effective Date”), and desire to amend the Agreement as provided herein.

AGREEMENT

Intending to be legally bound hereby, the Company and Employee agree as follows:

1.	Subparagraph 7(a) of the Agreement is hereby amended to add the words “and for a period of three (3) months thereafter (payable in accordance with the Company’s regular payroll practices)” following the words “date of termination” in the third line thereof.

2.	Except as modified hereby, the Agreement shall continue unmodified and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 1 as of the date first above written.

COMCAST CORPORATION

By:	/S/ DAVID L. COHEN

EMPLOYEE:

/S/ ARTHUR R. BLOCK
Arthur R. Block